AMENDMENT NO. 1
                                       TO
                AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT


          AMENDMENT NO. 1 TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT ("AMENDMENT") dated as of March 28, 2000, is among KMC TELECOM INC., a Delaware corporation ("KMC"), KMC TELECOM II, INC., a Delaware corporation ("KMC II"), KMC TELECOM III, INC., a Delaware corporation ("KMC III"), KMC TELECOM OF VIRGINIA, INC., a Virginia public service company ("KMC VIRGINIA"), KMC TELECOM LEASING I LLC, a Delaware limited liability company ("LEASING I"), KMC TELECOM LEASING II LLC, a Delaware limited liability company ("LEASING II"), KMC TELECOM LEASING III LLC, a Delaware limited liability company ("LEASING III"), KMC TELECOM.COM, INC., a Delaware corporation ("TELECOM.COM"); KMC III SERVICES LLC, a Delaware limited liability company ("SERVICES"; KMC, KMC II, KMC III, KMC Virginia, Leasing I , Leasing II, Leasing III, Telecom.com and Services being hereinafter collectively referred to hereinafter as the "BORROWERS"), the financial institutions from time to time parties thereto (the "LENDERS"), FIRST UNION NATIONAL BANK, as administrative agent for the Lenders (the "AGENT") and NEWCOURT COMMERCIAL FINANCE CORPORATION, an affiliate of The CIT Group, Inc., as collateral agent for the Lenders (the "COLLATERAL AGENT"; the Agent together with the Collateral Agent being referred to as the "AGENTS").


          WHEREAS, the Borrowers, the Agents and the Lenders are parties to that certain Amended and Restated Loan and Security Agreement (the "LOAN AGREEMENT"; undefined capitalized terms used herein shall have the meanings assigned thereto in the Loan Agreement) dated as of February 15, 2000, pursuant to which the Lenders have agreed to make certain "Loans" and other financial accommodations to the Borrowers; and


          WHEREAS, the Borrowers have requested that the Agents and the Lenders amend the Loan Agreement in the manner set forth herein, and the Agents and the Lenders have agreed to such request;


          NOW, THEREFORE, in consideration of the premises set forth above, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrowers, the Agents and the Lenders agree as follows:

          1. AMENDMENT TO THE LOAN AGREEMENT. Effective as of the date first above written and subject to the execution of this Amendment by the parties hereto, the Loan Agreement shall be and hereby is amended as follows:

          1.1 SECTION 1.02 is hereby amended to delete the proviso contained in the definition of "Applicable Margin" and to substitute the following therefor:


          "provided, however, in the event that the Required Contribution is not obtained on or prior to July 31, 2000, each such margin shall be increased beginning on August 1, 2000 and continuing until such time as the Required Contribution has been obtained, by 100 basis points."


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

          1.2 SECTION  1.02 is hereby  further  amended to delete the proviso to
the   definition   of   "TERM   B   LOAN   COMMITMENT   AMOUNT".

          1.3 SECTION 1.02 is hereby further amended to add the following new definition in the appropriate alphabetical location:

          "KMC HOLDINGS STOCK SALE" shall mean the sale to one or more Persons of at least $100,000,000 of Equity Interests in KMC Holdings, which may include the sale of redeemable, exchangeable preferred Equity Interests with terms and conditions substantially as described in Exhibit A to that certain letter agreement dated March 22, 2000 between Lucent and KMC Holdings.

          1.4 SECTION  2.02(A) is hereby  amended to delete clause (II) thereof.

          1.5   SECTION   2.02(D)  is  hereby   amended  to  delete  the  amount
$200,000,000 in clause (II) thereof, and to replace such amount with the amount $241,000,000.

          1.6 SECTION 2.05(B) is hereby amended to delete the penultimate sentence thereof.

          1.7 SECTION 5.18 is amended to delete the text thereof and to substitute the following therefor:

          "The Borrowers shall obtain the Required Contribution on or prior to April 1, 2001."

          1.8 SECTION 6.08(7) is hereby amended to delete the date "August 31, 2000" and to substitute therefor the date "April 1, 2001".

          1.9 SECTION 7.01(A) is hereby amended to add the following sentence thereto:

          "In the calculation of such ratio, the amount of unrestricted cash balances of the Borrowers in excess of $20,000,000 shall be subtracted from Total Debt."

          2. CONDITIONS PRECEDENT. This Amendment shall become effective as of the date above written, if, and only if, the Agents have received on or prior to March 30, 2000, duly executed originals of this Amendment from the Borrowers, the Requisite Lenders and the Agents, and duly executed originals of Amendment No. 1 to the KMC Holdings Guaranty from KMC Holdings.

          3. REPRESENTATIONS AND WARRANTIES OF THE BORROWERS. The Borrowers hereby represent and warrant as follows:

          (a) This Amendment and the Loan Agreement, as amended hereby, constitute legal, valid and binding obligations of the Borrowers and are enforceable against the Borrowers in accordance with their terms.

          (b) Upon the effectiveness of this Amendment, the Borrowers hereby reaffirm all representations and warranties made in the Loan Agreement, and to the extent the same are not amended hereby, agree that all such representations


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


and warranties shall be deemed to have been remade as of the date of delivery of this Amendment, unless and to the extent that any such representation and warranty is stated to relate solely to an earlier date, in which case such representation and warranty shall be true and correct as of such earlier date.

          (c) As of the date hereof, and after giving effect to this Amendment, each Borrower shall be in compliance with all the terms and provisions set forth in the Loan Agreement, as amended hereby, on its part to be observed or performed, and no Event of Default or Default shall have occurred and be continuing.

          4. Reference to and Effect on the Loan Agreement.

          (a) Upon the effectiveness of Section 1 hereof, on and after the date hereof, each reference in the Loan Agreement to "this Loan Agreement," "hereunder," "hereof," "herein" or words of like import shall mean and be a reference to the Loan Agreement as amended hereby, and each reference to the Loan Agreement in any other document, instrument or agreement shall mean and be a reference to the Loan Agreement as modified hereby.

          (b) The Loan Agreement, as amended hereby, and all other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed.

          (c) Except as expressly provided herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Agents or the Lenders, nor constitute a waiver of any provision of the Loan Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.

          5. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE OTHER REMAINING TERMS OF THE LOAN AGREEMENT AND THE INTERNAL LAWS (AS OPPOSED TO CONFLICT OF LAW PROVISIONS) OF THE STATE OF NEW YORK.

          6. PARAGRAPH HEADINGS. The paragraph headings contained in this Amendment are and shall be without substance, meaning or content of any kind whatsoever and are not a part of the agreement among the parties thereto.

          7. COUNTERPARTS. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.











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



          IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.


          THE BORROWERS:


                                      KMC TELECOM INC.

                                      KMC TELECOM II, INC.

                                      KMC TELECOM III, INC.

                                      KMC TELECOM OF VIRGINIA, INC.

                                      KMC TELECOM.COM, INC.

                                      In each case:


                                      By:     /s/ William H. Stewart
                                             ----------------------------
                                      Name:  William H. Stewart
                                      Title: CFO

                                      KMC TELECOM LEASING I LLC
                                      By:  KMC TELECOM INC., as its Sole Member


                                      By:     /s/ William H. Stewart
                                             ----------------------------
                                      Name:  William H. Stewart
                                      Title: CFO




                                      KMC TELECOM LEASING II LLC
                                      By:  KMC TELECOM II, INC., as its Sole
                                           Member


                                      By:     /s/ William H. Stewart
                                             ----------------------------
                                      Name:  William H. Stewart
                                      Title: CFO





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


                                      KMC TELECOM LEASING III LLC

                                      KMC III SERVICES LLC

                                      In each case:


                                      By:  KMC TELECOM III, INC., as its Sole
                                           Member


                                      By:     /s/ William H. Stewart
                                             ----------------------------
                                      Name:  William H. Stewart
                                      Title: CFO

                                      FIRST UNION NATIONAL BANK, as the
                                      Agent and as a Lender


                                      By:     /s/ Mark L. Cook
                                             ------------------------------
                                      Name:  Mark L. Cook
                                      Title: Senior Vice President

                                      NEWCOURT  COMMERCIAL FINANCE CORPORATION
                                      (f/k/a    AT&T    COMMERCIAL     FINANCE
                                      CORPORATION),  an  affiliate  of The CIT
                                      Group, Inc., as the Collateral Agent and as a Lender


                                      By:------------------------------
                                      Name:------------------------------
                                      Title:


                                      CANADIAN IMPERIAL BANK OF COMMERCE,
                                      as a Lender


                                      By:     /s/ Ellen Marshall
                                             ------------------------------
                                      Name:  Ellen Marshall
                                      Title: Managing Director
                                             CIBC World Markets Corp., as Agent





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




                                      GENERAL ELECTRIC CAPITAL CORPORATION,
                                      as a Lender


                                      By:     /s/ Mark F. Mylon
                                             ------------------------------
                                      Name:  Mark F. Mylon
                                      Title: Manager-Operations

                                      LUCENT TECHNOLOGIES INC., as a Lender


                                      By:     /s/  Dina Fede
                                             ------------------------------
                                      Name:  Dina Fede
                                      Title: Director

                                      BANKBOSTON, N.A., as a Lender


                                      By:------------------------------
                                      Name:------------------------------
                                      Title:

                                      CREDIT SUISSE FIRST BOSTON, as a Lender


                                      By:     /s/ Joel Glodowski
                                             ------------------------------
                                      Name:  Joel Glodowski
                                      Title: Managing Director

                                      By:     /s/ Robert Hetu
                                             ------------------------------
                                      Name:  Robert Hetu
                                      Title: Vice President

                                      DRESDNER BANK AG NEW YORK AND GRAND
                                      CAYMAN BRANCHES, as a Lender


                                      By:     /s/ William F. Lernbert
                                             ------------------------------
                                      Name:  William F. Lernbert
                                      Title: Vice President

                                      By:     /s/ Brian Schneider
                                             ------------------------------
                                      Name:  Brian Schneider
                                      Title: Assistant Vice President







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




                                      MORGAN STANLEY SENIOR FUNDING, INC.,
                                      as a Lender


                                      By:     /s/ T. Morgan Edwards II
                                             ------------------------------
                                      Name:  T. Morgan Edwards II
                                      Title: Vice President

                                      By:------------------------------
                                      Name:------------------------------
                                      Title:

                                      MORGAN STANLEY DEAN WITTER PRIME
                                      INCOME TRUST, as a Lender


                                      By:------------------------------
                                      Name:------------------------------
                                      Title:

                                      UNION BANK OF CALIFORNIA, N.A.,
                                      as a Lender


                                      By:------------------------------
                                      Name:------------------------------
                                      Title:

                                      KEYPORT LIFE INSURANCE COMPANY,
                                      as a Lender


                                      By:     /s/ James R. Fellows
                                             ------------------------------
                                      Name:  James R. Fellows
                                      Title: Vice President

                                      STEIN ROE FLOATING RATE LIMITED LIABILITY
                                      COMPANY, as a Lender


                                      By:     /s/ James R. Fellows
                                             ------------------------------
                                      Name:  James R Fellows
                                      Title: Vice President
                                             Stein Roe & Farnham Incorporated,
                                             as Advisor to the Stein Roe
                                             Floating Rate Limited Liability
                                             Company







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



                            REAFFIRMATION OF GUARANTY


          Reference is hereby made to (i) that certain Guaranty dated as of December 22, 1998 (as amended, restated, supplemented or otherwise modified from time to time, the "GUARANTY") by KMC Telecom Holdings, Inc., a Delaware corporation (the "GUARANTOR"), in favor of Newcourt Commercial Finance Corporation, an affiliate of The CIT Group, Inc., as collateral agent for the ratable benefit of the "Lenders" (defined below) (in such capacity, the "COLLATERAL AGENT"), (ii) that certain Amended and Restated Loan and Security Agreement dated as of February 15, 2000 (as amended, restated, supplemented or otherwise modified from time to time, the "LOAN AGREEMENT") among KMC Telecom, Inc., KMC Telecom II, Inc., KMC Telecom III, Inc., KMC Telecom of Virginia, Inc., KMC Telecom Leasing I LLC, KMC Telecom Leasing II LLC, KMC Telecom Leasing III LLC, KMC Telecom.com, KMC III Services LLC (each of the foregoing being referred to collectively as the "BORROWERS"), the financial institutions from time to time parties thereto (the "LENDERS"), First Union National Bank, as administrative agent for the Lenders (the "AGENT"), and the Collateral Agent, and (iii) that certain Amendment No.1 to Amended and Restated Loan and Security Agreement dated as of March 28, 2000 (the "AMENDMENT") among the Borrowers, the Lenders, the Agent and the Collateral Agent.


          The Guarantor, by its signature below, without in any way establishing a course of dealing, hereby (i) acknowledges and consents to the execution and delivery of the Amendment by the parties thereto, (ii) agrees that the Amendment shall not limit or diminish the obligations of the Guarantor to guarantee all of the "Obligations" of each Borrower under and as defined in the Loan Agreement and such other amounts as are more specifically described in the Guaranty, (iii) reaffirms all of its obligations under the Guaranty, and (iv) agrees that the Guaranty remains in full force and effect and is hereby ratified and confirmed.


          IN WITNESS WHEREOF, this instrument has been executed and delivered as of this 28th day of March, 2000.

                               KMC TELECOM HOLDINGS, INC.


                               By:     /s/ William H. Stewart
                                      ----------------------------

                               Name:  William H. Stewart

                               Title: CFO and Executive Vice President







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